UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2021

ALPHA HEALTHCARE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39532	85-1763759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 494-3296

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	AHACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	AHAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	AHACW	The Nasdaq Stock Market LLC

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders

On August 24, 2021, Alpha Healthcare Acquisition Corp., a Delaware corporation (“AHAC” or the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of least 7,912,056 shares (61.55%) of AHAC’s issued and outstanding common stock held of record as of July 21, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. Of these 7,912,056 shares of common stock, 2,500,000 were Class B Common Stock, par value $0.0001 per share, of AHAC (“Class B Common Stock”) and 5,412,056 were Class A Common Stock, par value $0.0001 per share, of AHAC (“Class A Common Stock”). AHAC’s stockholders voted on the following proposals at the Special Meeting, which were set forth in the definitive proxy statement/prospectus for the Special Meeting that was filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2021 (the “Final Prospectus”), each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal. To adopt a proposal to (a) adopt and approve the Business Combination Agreement, dated as of February 17, 2021 (the “Business Combination Agreement”), by and among AHAC, Hunter Merger Sub, Inc., a Delaware corporation (“Merger Sub”), a wholly-owned subsidiary of AHAC, and Humacyte, Inc., a Delaware corporation (“Humacyte”), pursuant to which Merger Sub will merge with and into Humacyte, with Humacyte surviving the merger as a wholly-owned subsidiary of AHAC and (b) approve the Business Combination (as defined in the Business Combination Agreement). In connection with the Business Combination, AHAC will be renamed “Humacyte, Inc.” (“New Humacyte”) and Humacyte will be renamed “Humacyte Global, Inc.” Subject to the terms and conditions set forth in the Business Combination Agreement, at the Effective Time (as defined in the Business Combination Agreement):

i.	each share of common stock of Humacyte (“Humacyte Common Stock”) outstanding as of immediately prior to the Effective Time will be cancelled and converted into the right to receive a number of shares of common stock, $0.0001 par value per share, of New Humacyte (“New Humacyte Common Stock”), based on an exchange ratio based on an implied Humacyte vested equity value of $800,000,000 (the “Exchange Ratio”);

ii.	each share of preferred stock of Humacyte (“Humacyte Preferred Stock”) outstanding as of immediately prior to the Effective Time will be cancelled and converted into the right to receive a number of shares of New Humacyte Common Stock based on the aggregate number of shares of Humacyte Common Stock that would be issued upon conversion of the shares of Humacyte Preferred Stock based on the applicable conversion ratio immediately prior to the Effective Time, multiplied by the Exchange Ratio;

iii.	each outstanding option or warrant to purchase Humacyte Common Stock will be converted into an option or warrant, as applicable, to purchase a number of shares of New Humacyte Common Stock equal to (i) the number of shares of Humacyte Common Stock subject to such option or warrant multiplied by (ii) the Exchange Ratio at an exercise price per share equal to (iii) the exercise price per share for such option or warrant immediately prior to the Effective Time divided by (iv) the Exchange Ratio; and

iv.	each share of Class A Common Stock and each share of Class B Common Stock that is issued and outstanding immediately prior to the Effective Time shall become one share of New Humacyte Common Stock:

Votes For	Votes Against	Abstentions
7,862,833	42,414	6,809

2.	The Charter Amendment Proposal. To adopt a proposal to approve a proposed amended and restated certificate of incorporation (the “Proposed Charter”), which will amend and restate AHAC’s current certificate of incorporation (the “Current Charter”), and which Proposed Charter will be in effect upon the Closing (as defined in the Business Combination Agreement):

Votes For	Votes Against	Abstentions
5,356,362 (Class A Common Stock)	40,596 (Class A Common Stock)	15,098 (Class A Common Stock)
2,500,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

3.	The Advisory Charter Amendment Proposals. To adopt proposals to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the SEC as eight separate sub-proposals:

(a)	Advisory Charter Proposal A – To change the corporate name of New Humacyte to “Humacyte, Inc.”:

Votes For	Votes Against	Abstentions
7,807,941	75,894	28,221

(b)	Advisory Charter Proposal B – To increase the authorized shares of common stock of AHAC to 250,000,000 shares:

Votes For	Votes Against	Abstentions
7,595,106	258,051	58,899

(c)	Advisory Charter Proposal C – To increase the authorized shares of “blank check” preferred stock that New Humacyte’s board of directors could issue to 20,000,000 shares:

Votes For	Votes Against	Abstentions
7,529,679	313,746	68,631

(d)	Advisory Charter Proposal D – To provide that the removal of any director be only for cause and that the affirmative vote of at least 66 2/3% of New Humacyte’s then-outstanding shares of capital stock entitled to vote generally in the election of directors:

Votes For	Votes Against	Abstentions
7,660,343	207,230	44,483

(e)	Advisory Charter Proposal E – To provide that certain amendments to provisions of the Proposed Charter will require the approval of at least 66 2/3% of New Humacyte’s then-outstanding shares of capital stock entitled to vote on such amendment:

Votes For	Votes Against	Abstentions
7,698,602	165,914	47,540

(f)	Advisory Charter Proposal F – To make New Humacyte’s corporate existence perpetual as opposed to AHAC’s corporate existence, which is required to be dissolved and liquidated 24 months following the closing of its initial public offering, and remove from the Proposed Charter the various provisions applicable only to special purpose acquisition companies:

Votes For	Votes Against	Abstentions
7,800,856	87,537	23,663

(g)	Advisory Charter Proposal G – To provide that certain amendments to provisions of the Proposed Charter will remove the provision that allows stockholders to act by written consent as opposed to holding a stockholders’ meeting:

Votes For	Votes Against	Abstentions
7,648,907	217,317	45,832

4.	The Nasdaq Stock Issuance Proposal. To adopt a proposal to approve (a) the issuance of up to 95,000,000 newly issued shares of New Humacyte Common Stock in the Business Combination, which amount will be determined as described as described in the Final Prospectus, and (b) the issuance of an aggregate of 17,500,000 shares of New Humacyte Common Stock in the PIPE Investment (as defined in the Business Combination Agreement):

Votes For	Votes Against	Abstentions
7,791,609	95,537	24,910

5.	The Director Election Proposal. To approve the appointment of 11 directors who, upon consummation of the Business Combination, will become directors of New Humacyte:

Director Nominee	Votes For	Votes Withheld
Brady Dougan	7,790,780	121,276
Jeffrey H. Lawson, M.D., Ph.D.	7,791,688	120,368
Max Wallace, J.D.	7,789,883	122,173
Gordan M. Binder	7,790,250	121,806
Todd M. Pope	7,788,646	123,410
Kathleen Sebelius	7,748,962	163,094
Rajiv Shukla	7,788,132	123,924
Emery N. Brown, M.D., Ph.D.	7,792,610	119,446
Michael T. Constantino	7,789,146	122,910
Laura E. Niklason, M.D., Ph.D.	7,793,030	119,026
Susan Windham-Bannister, Ph.D.	7,792,426	119,630

6.	The Incentive Plan Proposal. To adopt a proposal to approve the Humacyte, Inc. 2021 Long-Term Incentive Plan, a copy of which is appended the Final Prospectus as Annex D, which will become effective as of the Closing:

Votes For	Votes Against	Abstentions
7,733,093	125,796	53,167

7.	The Employee Stock Purchase Plan Proposal. To adopt a proposal to approve the Humacyte, Inc. 2021 Employee Stock Purchase Plan, a copy of which is appended to the Final Prospectus as Annex E, which will become effective as of the Closing; and

Votes For	Votes Against	Abstentions
7,726,909	147,650	37,497

8.	The Adjournment Proposal. To adopt a proposal to adjourn the Special Meeting to a later date or dates if it is determined that more time is necessary to approve, in the judgement of the board of directors of AHAC or the officer presiding over the Special Meeting, for AHAC to consummate the Business Combination.

Votes For	Votes Against	Abstentions
7,782,864	95,212	33,980

Item 8.01 Other Events

On August 24, 2021, AHAC and Humacyte issued a press release announcing that AHAC’s stockholders approved the Business Combination and the other proposals presented at the Special Meeting. This press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 24, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

[Signature Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Date: August 24, 2021	ALPHA HEALTHCARE ACQUISITION CORP.

	By:	/s/ Rajiv Shukla
Rajiv Shukla
Chief Executive Officer

4